SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 26, 2006
Date of Report (Date of earliest event reported)

Endurance Specialty Holdings Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	1-31599	98-032908
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of principal executive offices, including zip code)

(441) 278-0440
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

A copy of the Endurance Specialty Holdings Ltd. Additional Financial Supplement Information for Third Quarter 2006 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with general instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including exhibits, furnished pursuant to Item 2.02 shall not be deemed ‘‘filed’’ for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Additional Financial Supplement Information for Third Quarter 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 26, 2006

By: /s/ John V. Del Col Name: John V. Del Col Title: General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Additional Financial Supplement Information for Third Quarter 2006